EXHIBIT 99.2
                                                                    ------------

                        CONSENT SOLICITATION STATEMENT

                                March 17, 2003


                             CONGOLEUM CORPORATION

 Solicitation of Consents to Amend Certain Provisions of the Indenture for its
                          8 5/8% Senior Notes Due 2008
                  ($100,000,000 principal amount outstanding)

         Congoleum Corporation (the "Company") is soliciting, with regard to its 8 5/8% Senior Notes Due 2008 (the "Notes"), the consents (the "Consent Solicitation") of Holders (as hereinafter defined) to certain amendments (the "Proposed Amendments") to the indenture governing the Notes (the "Indenture"), under which Wachovia Bank National Association (as successor to First Union National Bank) is trustee (the "Trustee").

         The solicitation is being made upon the terms and is subject to the conditions set forth in this Consent Solicitation Statement and in the accompanying Consent Form. Adoption of the Proposed Amendments to the Indenture requires the consent of Holders representing a majority of the aggregate principal amount of the outstanding Notes.

         The Proposed Amendments are intended to expressly provide the Company, under the terms of the Indenture, with greater flexibility to pursue possible resolutions of its current and future asbestos claims liability, including negotiating a global settlement with current asbestos plaintiffs, and soliciting acceptances of and filing a prepackaged plan of reorganization under Chapter 11 of the United States Bankruptcy Code of 1978, as amended (the "Bankruptcy Code"). See "Purpose of the Consent Solicitation" and "Description of the Proposed Amendments." The Company is seeking consents to all Proposed Amendments as a single proposal. A Consent Form purporting to consent to only some of the Proposed Amendments will not be valid.

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    This Consent Solicitation will expire at 3 p.m., New York City time, on
    Thursday, March 27, 2003, unless extended (such time as extended as provided herein, the "Expiration Date"). If the Requisite Consents (as hereinafter defined) have not been received by 3 p.m., New York City time, on the Expiration Date, the Company may, in its sole discretion, extend this Consent Solicitation from time-to-time for a specified period or on a daily basis until the Requisite Consents have been received.
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         A consent may be revoked by a Holder on the terms and conditions set forth herein at any time prior to, but will become irrevocable upon, the Trustee receiving consents pursuant to valid and properly executed and completed (and not validly revoked) Consent Forms of Holders as of March 13, 2003 (or such new record date as is established from time to time by the Company, the "Record Date") representing a majority in aggregate principal amount of the outstanding Notes consenting to the Proposed Amendments on or before the Expiration Date (the "Requisite Consents"). The Proposed Amendments will become effective (1) after the Trustee has received the Requisite Consents and (2) upon execution and delivery by the Company and the Trustee of a First Supplemental Indenture which embodies the Proposed Amendments (the "First Supplemental Indenture"). The Company is under no obligation to execute and deliver the First Supplemental Indenture or to proceed with or to pursue any resolution of its current and future asbestos claims liability, including negotiating a global settlement with current asbestos plaintiffs, or soliciting acceptances of or filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code, and it may determine not to do so in its sole discretion.

         The Company intends to execute the First Supplemental Indenture immediately upon becoming aware that the Trustee is in receipt of the Requisite Consents, which may be on or before the Expiration Date. No consent will be deemed to have been accepted until the First Supplemental Indenture is executed and delivered by the Company and

                                     1

the Trustee. No consent may be revoked after the Trustee has received the Requisite Consents. See "The Consent Solicitation - - Revocation of Consents." No consent will be valid or effective after 90 days following the Record Date (unless the Proposed Amendments have become effective within that 90-day period). If the Proposed Amendments become effective, each Holder and any subsequent holder of the Notes will be bound by the Proposed Amendments, whether or not such Holder delivered a consent.

         The Company has received indications from Holders representing a majority in aggregate principal amount of the Notes currently outstanding that they intend to consent to the Proposed Amendments.

         The information contained in this Consent Solicitation Statement is based upon information provided solely by the Company. Neither the Consent Agent (as defined herein) nor the Trustee has independently verified or makes any representation or warranty, express or implied, or assumes any responsibility, for the accuracy or adequacy of the information contained herein.

         Each Holder is requested to read and carefully consider the information contained herein and to give its consent to the Proposed Amendments by properly completing and executing the accompanying Consent Form in accordance with the instructions set forth herein and therein.

         Subject to applicable law and the terms of the Indenture, the Company expressly reserves the right, in its sole discretion and regardless of whether the Trustee has received the Requisite Consents, at any time prior to the Expiration Date to (1) terminate the Consent Solicitation for any reason, (2) extend the Expiration Date or (3) amend the terms of the Consent Solicitation. See "The Consent Solicitation - - Expiration Date; Extensions; Amendment."

         Only Holders are eligible to consent to the Proposed Amendments. "Holders" means (1) those persons in whose name Notes were registered ("Registered Holders") as of the close of business on the Record Date on the Company's registration books for the Notes and (2) any other person who has been authorized by proxy or in any other manner acceptable to the Company (or any other person claiming title by or through such person) to vote the applicable Notes on behalf of such a Registered Holder. The Company reserves the right to establish at any time and from time to time by press release or written notice any new date as the Record Date for purposes of this Consent Solicitation.

         Holders who wish to consent must deliver their properly completed and executed Consent Form to the Trustee at the address set forth on the last page of this Consent Solicitation Statement and in the Consent Form in accordance with the instructions set forth herein and therein. Consents should not be delivered to the Company. However, the Company reserves the right to accept any consent received by it.

         Any beneficial owner of Notes who is not a Registered Holder of such Notes wishing to consent to the Proposed Amendments must either:

         (1) arrange with the person who is the Holder or such Holder's assignee or nominee to execute and deliver a Consent Form on behalf of such beneficial owner;

         (2) obtain a legal proxy from the Holder or such Holder's assignee or nominee, properly execute that proxy and attach the proxy to a completed Consent Form, and deliver the Consent Form with the executed proxy to the Trustee at the address set forth on the last page of this Consent Solicitation Statement; or

         (3) obtain a prevalidated Consent Form from the Holder or such Holder's assignee or nominee, properly execute that Consent Form and deliver the Consent Form to the Trustee at the address set forth on the last page of this Consent Solicitation Statement.

         The transfer of a Note after the Record Date will not, on its own, have the effect of revoking any consent theretofore validly executed, completed and delivered by a person who was a Holder of the Note as of the Record Date. Each consent granted pursuant to a properly completed and executed Consent Form

                                     2

of a Holder is a continuing consent by such Holder and will be counted, notwithstanding any transfer of the Notes to which such Consent Form relates, unless the Holder has revoked the consent in accordance with the procedure for revoking consents described herein and in the Consent Form. Only a Holder may consent or revoke any consent previously granted by such Holder. Any person or entity that becomes a holder of the Notes after the Record Date will not have the authority to grant a consent to the Proposed Amendments or to revoke any consent previously granted by a Holder relating to the Notes held by the subsequent holder.

         For purposes of the Consent Solicitation, The Depository Trust Company ("DTC"), as nominee holder of Notes, will execute an omnibus proxy to authorize DTC participants ("DTC Participants") set forth in the position listing of DTC as of the Record Date to execute Consent Forms as if they were the holders of the Notes held of record in the name of DTC or the name of its nominee. Accordingly, for purposes of the Consent Solicitation, the term "Holder" shall be deemed to include the DTC Participants.

         No person has been authorized to give any information or make any representations in connection with this Consent Solicitation other than those contained or incorporated by reference herein or in the accompanying Consent Form and, if given or made, such information or representations must not be relied upon as having been authorized by the Company, the Trustee or any other person. The statements made in this Consent Solicitation Statement are made as of the date hereof, and the delivery of this Consent Solicitation Statement shall not under any circumstances create any implication that the information contained herein is correct as of any time after the date hereof.

         Recipients of this Consent Solicitation Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning this solicitation.

         Terms used in this document that are not otherwise defined herein have the meanings set forth in the Indenture.
         Under no circumstances should any person tender or deliver Notes.

                     ------------------------------------

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

Summary....................................................................... 4
Purpose of The Consent Solicitation...........................................12
Description of The Proposed Amendments........................................14
The Consent Solicitation......................................................18
Certain U.S. Federal Income Tax Considerations................................22
Miscellaneous.................................................................23
Available Information.........................................................23
Incorporation of Certain Documents by Reference...............................23

                                     3

                                   SUMMARY

         The following is a summary of certain information contained elsewhere in this Consent Solicitation Statement and is qualified in its entirety by the more detailed information contained elsewhere in this Consent Solicitation Statement (including the Annexes hereto) or incorporated herein by reference. Descriptions in this Consent Solicitation Statement of the provisions of the First Supplemental Indenture and the Indenture are summaries of the respective provisions. The provisions are incorporated herein by reference, and such summaries are qualified in their entirety by such reference. The Indenture has been previously filed with the Securities and Exchange Commission. Copies will be provided upon request made to the Trustee.

                      Purpose of the Consent Solicitation

         The purpose of the Consent Solicitation is to approve the Proposed Amendments. As described in more detail below, the Company has announced the goals it has for resolving its asbestos claims liability. The Company believes it could accomplish its goals in this regard without amending the Indenture; however, it seeks to adopt the Proposed Amendments because those amendments would expressly provide the Company, under the terms of the Indenture, with greater flexibility to pursue possible resolutions of its current and future asbestos claims liability, including negotiating a global settlement with current asbestos plaintiffs, and soliciting acceptances of and filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code.

Background

         The Company is a manufacturer of resilient flooring, serving both residential and commercial markets. The Company was incorporated in Delaware in 1986, but traces its history in the flooring business back to Nairn Linoleum Co., which began in 1886. During its history, the Company (or its predecessors) at various times manufactured resilient tile and sheet flooring products that contained asbestos. The Company discontinued the manufacture of asbestos-containing sheet products in 1983 and asbestos-containing tile products in 1974.

         Over the past few years, the Company has been a named defendant in a significantly increasing number of claims alleging personal injury or death from exposure to asbestos or asbestos-containing products. As of February 20, 2003, it was a named defendant in approximately 16,856 cases alleging personal injury or death from exposure to asbestos or asbestos-containing products. In addition, the number of insolvent defendants has increased significantly and a number of the insurance carriers that underwrote policies covering asbestos-related liability for the Company are insolvent. This has resulted in a significant increase in the Company's exposure for asbestos-related liability, and the likelihood that the Company might have to fund significant amounts to satisfy settlements entered into by or judgments rendered against it with regard to asbestos-related matters allocable to insolvent insurance carriers that underwrote certain of the Company's insurance policies covering asbestos-related liability. As a result of these trends and resulting increased asbestos-related liability exposure, the Company has decided to seek a global resolution of its asbestos-related liability. On January 13, 2003, the Company issued a press release announcing its goals in this regard.

The Company's Goals With Regard To Resolving Its Asbestos-Related Liability

         On January 13, 2003, the Company issued a press release announcing its strategy for resolving current and future asbestos claims liability. The strategy involves negotiating a global settlement with current asbestos plaintiffs. In furtherance of this strategy, the Company has begun preliminary settlement negotiations with attorneys representing the majority of plaintiffs with asbestos claims pending against the Company. Upon successful completion of these negotiations, the Company intends to solicit acceptances to a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code incorporating the global settlement. The Company intends to propose a plan under which its non-asbestos related claim creditors, including the Holders with regard to the Notes, would not be impaired.

         The Company expects that the plan of reorganization would provide for an assignment of or grant of a security interest in certain rights and proceeds of the Company's applicable insurance to a trust that would fund both the settlement of pending asbestos claims as well as future asbestos claims, and that the plan would protect the

                                      4

Company from any current and future asbestos-related litigation. The Company's goal is that, under the plan, it would continue its operations and would pay its trade creditors and employees in full in the ordinary course of business. In addition, the Company's goal is to leave the Holders unimpaired under the plan with regard to the Notes.

         There can be no assurance that the Company will be successful in realizing its goals in this regard or in obtaining the necessary consents or in implementing its desired plan terms, including leaving the Holders unimpaired with regard to the Notes. As a result, any settlement reached by the Company with its asbestos plaintiffs or plan of reorganization pursued by the Company or confirmed by a bankruptcy court could vary significantly from the description in this Consent Solicitation Statement. Moreover, the Company is under no obligation to pursue any resolution of its current and future asbestos claims liability, or to pursue, agree or consent to any plan of reorganization. No definitive agreements have been reached or entered into by the Company or its affiliates with any third party regarding any global settlement of the Company's asbestos liability. Any plan of reorganization pursued by the Company will be subject to numerous conditions, approvals and other requirements, including bankruptcy court approvals, and there can be no assurance that such conditions, approvals and other requirements will be satisfied or obtained.

Reasons For Pursuing Amendments To The Indenture

         The Company seeks the consent of the Holders to the Proposed Amendments in order to facilitate a settlement between the Company and the plaintiffs with asbestos claims pending against the Company with the goal of filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code. As previously discussed, the Company's goal is for all of its creditors (other than its asbestos-related creditors) to be unimpaired under the plan of reorganization, although the Company can make no assurances in that regard.

                                     5

                              Proposed Amendments

         The Proposed Amendments would amend the Indenture to expressly provide that the Company's pursuit of its goals relating to resolving its asbestos-related liability, including negotiating a global settlement with current asbestos plaintiffs, and soliciting acceptances of and filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code, would not be prohibited or restricted under the terms of the Indenture. The Proposed Amendments would accomplish this by adopting some new definitions, amending some existing definitions and amending some covenants that would expressly permit the Company to pursue its goals with regard to resolving its asbestos-related liability. The discussion below provides a brief summary of the Proposed Amendments. You are advised to read the full and complete terms of the Form of First Supplemental Indenture which contains the actual terms of the Proposed Amendments and which is attached hereto as Annex A. The Company is unable to predict the effect, if any, that the Proposed Amendments would have on the market price of the Notes.

Proposed Adoption of New Definitions

         The Proposed Amendments would adopt the following new definitions in the Indenture:

Asbestos Insurance Policies                      This term would be defined to include the insurance policies under which the Company or any of its affiliates is a named insured and which provide coverage for asbestos-related matters.

Asbestos Proceedings                             This term would be defined to include all actions, suits,
                                                 investigations, litigation, proceedings or claims pending or threatened by any person against the Company or any of its affiliates for asbestos-related matters.

Asbestos Settlements                             This term would be defined to include all agreements,
                                                 arrangements and understandings currently in effect, proposed, made or agreed to in respect of the Company or any of its
                                                 affiliates for the purpose of resolving, restructuring,
                                                 determining, settling, paying, funding, discharging,
                                                 indemnifying for, or compromising, present or future liabilities or claims arising from or constituting Asbestos Proceedings.

Bankruptcy Code                                  This term would be defined to mean the United States Bankruptcy
                                                 Code of 1978, as amended.

Chapter 11 Case                                  This term would be defined to mean a case commenced by the
                                                 Company and/or any of its affiliates under Chapter 11 of the
                                                 Bankruptcy Code.

Plan Trust                                       This term would be defined to mean a trust established by the
                                                 Company and/or any of its affiliates pursuant to sections 105(a)
                                                 or 524(g) of the Bankruptcy Code upon consummation of a
                                                 confirmed plan of reorganization in the Chapter 11 Case to assume present and future liabilities of the Company and its affiliates arising from or relating to Asbestos Proceedings, including without limitation, all obligations owed by the
                                                 Prepetition Trust(s).

Prepetition Trust                                This term would be defined to include any trust established by the Company and/or any of its affiliates to assume certain liabilities of the Company and its affiliates pursuant to, arising from, in connection with, related to or in
                                                 contemplation of Asbestos Proceedings. This term would
                                                 further provide that the trust would be

                                                       6

                                                 funded solely by an assignment of or grant of a security
                                                 interest in the Prepetition Trust Assets by the Company
                                                 and/or any of its affiliates and that the Prepetition Trust
                                                 Assets would be distributed or payable solely as follows: (i)
                                                 for payment of the expenses and costs of administration of any Prepetition Trust, (ii) to holders of claims arising from or relating to Asbestos Proceedings, their counsel or other representatives, (iii) to the Plan Trust, or (iv) if the Plan
                                                 Trust were not established, the Prepetition Trust Assets
                                                 would revert and be paid to the respective grantor of the
                                                 assignment of or security interest in those Prepetition Trust
                                                 Assets.

Prepetition Trust Assets                         This term would be defined to mean certain rights in and
                                                 proceeds of Asbestos Insurance Policies of the Company and/or
                                                 any of its affiliates.

Proposed Transaction                             This term would be defined to include certain actions,
                                                 agreements, arrangements and understandings intended to achieve
                                                 Asbestos Settlements pursuant to, arising from, in connection with, related to or in contemplation of a bankruptcy proceeding of the Company and/or any of its affiliates under Chapter 11 of the Bankruptcy Code, including (i) the establishment and funding of any Prepetition Trust, (ii) the establishment by the Company and/or any of its affiliates of the Plan Trust, and (iii) the funding of the Plan Trust with (a) the Prepetition Trust Assets,
                                                 (b) an assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the
                                                 Company and/or any of its affiliates, (c) an assignment,
                                                 transfer or pledge of common stock of the Company constituting a majority of the common stock of the Company, and/or (d) a
                                                 promissory note to be issued by the Company and/or any affiliate of the Company or guaranteed by the Company pursuant to which
                                                 (x) any payments to be paid or payable by the Company (whether in the form of principal, interest or otherwise) under or with regard to the note will not exceed $1 million in the aggregate and (y) the right of payment will be subordinated to the Notes.

Proposed Amendments to Existing Definitions

         The Proposed Amendments would amend the following existing definitions in the Indenture:

Asset Sale                                       This defined term would be amended to expressly provide that any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the
                                                 Company and/or any affiliate of the Company pursuant to a
                                                 Proposed Transaction would not constitute an "Asset Sale"
                                                 under the Indenture and, hence, would not be subject to the
                                                 Limitation on Sale of Assets covenant under the Indenture.

Change of Control                                Under the Indenture, a "Change of Control" will be deemed to occur if, among other actions, a person becomes the beneficial owner (as determined, subject to certain exceptions, under Rule
                                                 13d-3 and Rule 13d-5 of the Securities Exchange Act of 1934, as
                                                 amended) of more than 50% of the combined voting power of the
                                                 Company's outstanding common stock or otherwise has the ability, directly or indirectly, to elect a majority of the members of the Company's

                                                       7

                                                 Board of Directors. The defined term "Change of Control"
                                                 would be amended to provide that any assignment, transfer or pledge of securities of the Company pursuant to, in
                                                 connection with or as a result of a Proposed Transaction
                                                 would not constitute or give rise to a "Change of Control."

Event of Default                                 This defined term would be amended to provide that any
                                                 assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies pursuant to a
                                                 Proposed Transaction would not constitute or give rise to an
                                                 Event of Default under the provision of that definition that provides that the commencement of a voluntary bankruptcy case, the consent to an order for relief in an involuntary bankruptcy case, the consent to the appointment or taking by possession by a receiver, liquidator, assignee, custodian, trustee,
                                                 sequestrator (or similar official) of the Company or its
                                                 material subsidiaries or for a substantial part of the property of the Company or any of its material subsidiaries, or any general assignment by the Company or any of its material
                                                 subsidiaries for the benefit of creditors would constitute or give rise to an Event of Default.

Permitted Investments                            This defined term would be amended to provide that each of the following would constitute a Permitted Investment:  (1) any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the Company and/or any affiliate of the Company pursuant to a Proposed
                                                 Transaction and (2) any issuance to the Plan Trust of any
                                                 promissory note by the Company (whether as sole or joint obligor thereunder) or guarantee by the Company of any promissory note issued pursuant to a Proposed Transaction.  This amendment would have the effect of excluding any such assignment, security grant, issuance or guarantee from covenants restricting the ability of the Company to make "Investments" or "Restricted
                                                 Payments" (as defined under the Indenture).

Permitted Lien                                   This defined term would be amended to expressly provide that any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the Company and/or any affiliate of the Company pursuant to a Proposed
                                                 Transaction would constitute a Permitted Lien. This amendment would have the effect of excluding any such assignment or
                                                 security grant from the Limitation on Liens covenant under the Indenture.

Proposed Amendments to Certain Other Covenants Under the Indenture

         The Proposed Amendments would amend certain other covenants under the Indenture, including the following:

Limitation on Indebtedness                       The Proposed Amendments would expressly provide that
                                                 "Indebtedness" (as defined under the Indenture) incurred as a result of a Proposed Transaction would not be subject to the
                                                 Limitation on Indebtedness covenant.

                                                       8

Limitation on Transactions with Affiliates       The Proposed Amendments would expressly provide that
                                                 restrictions contained under the Limitation on Transactions with
                                                 Affiliates covenant would not apply to a Proposed Transaction.

Maintenance of Properties, Etc.                  The Proposed Amendments would expressly provide that
                                                 restrictions and obligations contained under the Maintenance of
                                                 Properties, Etc. covenant would not apply to any assignment of or grant of a security interest in certain rights in and
                                                 proceeds of Asbestos Insurance Policies pursuant to a Proposed
                                                 Transaction, and that any such assignment or grant would not violate those restrictions and obligations.

When Issuer May Merge, Etc.                      The Proposed Amendments would expressly provide that
                                                 restrictions and obligations contained under the When Issuer May
                                                 Merge, Etc. covenant would not apply to the assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies in connection with a Proposed
                                                 Transaction, and that any such assignment or grant of a security interest would not violate those restrictions and obligations.

Interpretation of Indenture

         The First Supplemental Indenture would expressly confirm that the assignment of certain rights in and proceeds of insurance policies in which the Company or any of its affiliates is a named insured by the Company or any of its affiliates in satisfaction or settlement of any claims made or judgments rendered against them is within their ordinary course of business and would not violate the terms of the Indenture.

Indenture and First Supplemental Indenture

         Holders are referred to the Indenture and the Form of First Supplemental Indenture for the full and complete terms of the Proposed Amendments. The Form of the First Supplemental Indenture is attached hereto as Annex A and incorporated herein by reference. Solely for the convenience of the reader, a comparison of the provisions of the Indenture affected by the Proposed Amendments is included herein as Annex B. The Indenture has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Indenture are available from the Trustee upon request.

                                      9


                                             The Consent Solicitation

Vote Required                                    The Trustee must receive consents given pursuant to valid, completed and executed (and not validly revoked) Consent Forms of Holders representing a majority in aggregate principal amount of the outstanding Notes on or before the Expiration Date.  The
                                                 Company has received indications from Holders representing a majority in aggregate principal amount of the Notes currently outstanding that they intend to consent to the Proposed
                                                 Amendments.

Acceptance of Consents                           The Company may accept all consents given pursuant to valid and properly completed and executed Consent Forms received by the
                                                 Trustee (and not validly revoked) on or before 3 p.m., New York
                                                 City time, on Thursday, March 27, 2003.  If the Requisite
                                                 Consents are not received by this time, the Company may extend the Consent Solicitation and the Trustee will continue to accept
                                                 Consent Forms.  The Company may, however, elect at any time to terminate the Consent Solicitation.

Procedure for Consents                           Consent Forms, to be effective, must be properly completed and executed in accordance with the instructions contained herein and in the accompanying Consent Form.  No consent will be valid or effective after 90 days following the Record Date (unless the
                                                 Proposed Amendments have become effective within that 90-day period).

Who May Consent                                  Only Holders of record as of Thursday, March 13, 2003, or duly authorized agents of such Holders, are entitled to consent.  The
                                                 Company reserves the right to establish from time to time by press release or written notice a new Record Date for
                                                 determining the Holders entitled to consent in this solicitation.

Revocations of Consents                          Consents may be revoked at any time prior to the Trustee
                                                 receiving the Requisite Consents.  Any Holder desiring to revoke a consent must file with the Trustee a written revocation of such consent before the Trustee receives the Requisite
                                                 Consents.  Only a Holder may validly revoke any consent
                                                 previously granted by such Holder.  Any person or entity that becomes a holder of the Notes after the Record Date will not have the authority to revoke any consent previously granted by a
                                                 Holder relating to the Notes held by the subsequent holder.

Effectiveness of Proposed Amendments             The Proposed Amendments will become effective (1) after the
                                                 Trustee has received valid and properly executed and completed
                                                 (and not validly revoked) Consent Forms of Holders representing a majority in aggregate principal amount of the outstanding
                                                 Notes consenting to the Proposed Amendments on or prior to the
                                                 Expiration Date and (2) upon execution and delivery of the First
                                                 Supplemental Indenture by the Company and the Trustee.

                                                 The Company is under no obligation to execute and deliver the
                                                 First Supplemental Indenture or to pursue any resolution of its current and future asbestos claims liability, including negotiating a global settlement with current asbestos
                                                 plaintiffs, or soliciting acceptances of or filing a
                                                 prepackaged plan of reorganization under Chapter 11 of

                                                      10

                                                 the Bankruptcy Code, and may determine not to do so in its sole discretion.

Delivery of Consents                             Executed Consent Forms should be sent to the Trustee as follows:

                                                 By Mail (first-class postage prepaid) or Hand or Overnight
                                                 Delivery:

                                                 Wachovia Bank, N.A.
                                                 c/o Greenberg Traurig, LLP
                                                 2700 Two Commerce Square
                                                 Philadelphia, PA  19103
                                                 Attention:  Rick L. Frimmer

                                                 By Facsimile Transmissions:

                                                 (215) 717-5240
                                                 Attention:  Rick L. Frimmer
                                                 (Originally executed consents should follow)
                                                 Confirm by Telephone:
                                                 (215) 988-7813

                                                 Consent Forms should not be delivered directly to the Company.
                                                 In no event should a Holder tender or deliver his, her or its
                                                 Notes.

Information                                      Requests for additional copies of this Consent Solicitation
                                                 Statement and the Consent Form and other related documents should be directed to the Consent Agent:

                                                 The Altman Group, Inc.
                                                 60 East 42nd Street
                                                 New York, New York 10165
                                                 Attention:  Herb Slatin

                                                 Telephone:
                                                 (212) 681-9600


                                                     11


PURPOSE OF THE CONSENT SOLICITATION

         The purpose of the Consent Solicitation is to approve the Proposed Amendments. As described in more detail below, the Company has announced the goals it has for resolving its asbestos claims liability. The Company believes it could accomplish its goals in this regard without amending the Indenture; however, it seeks to adopt the Proposed Amendments because those amendments would expressly provide the Company, under the terms of the Indenture, with greater flexibility to pursue possible resolutions of its current and future asbestos claims liability, including negotiating a global settlement with current asbestos plaintiffs, and soliciting acceptances of and filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code.

Background

         The Company is a manufacturer of resilient flooring, serving both residential and commercial markets. The Company was incorporated in Delaware in 1986, but traces its history in the flooring business back to Nairn Linoleum Co., which began in 1886. During its history, the Company (or its predecessors) at various times manufactured resilient tile and sheet flooring products that contained asbestos. The Company discontinued the manufacture of asbestos-containing sheet products in 1983 and asbestos-containing tile products in 1974.

         Over the past two years, the Company has experienced a significant increase in the number of cases in which it is a named defendant alleging personal injury or death from exposure to asbestos or asbestos-containing products. For instance, at December 31, 2000, the Company was a named defendant in approximately 1,405 cases alleging personal injury or death from exposure to asbestos or asbestos-containing products. As of February 20, 2003, that number increased to approximately 16,856 cases. Leading newspapers and other business and national publications have reported the substantial increase in the number of asbestos-related claims being brought over the past few years, the increased damage amounts being sought with respect to those claims and the resulting increase in the number of insolvent defendants and insurance carriers that underwrote policies covering asbestos-related liability. These reports further note that, as a result of these increased insolvencies, plaintiffs are seeking additional defendants against whom they may bring suits. Moreover, under the legal theory of joint and several liability, courts are requiring solvent defendants to fund the liabilities assessed on the insolvent co-defendants even though the solvent defendants may have been found only partly responsible for the plaintiffs' injuries. The Company has noted that these trends have significantly increased its asbestos-related liability exposure over the past few years. Moreover, a number of insurance carriers that underwrote the Company's relevant insurance policies covering asbestos-related liability have become insolvent, resulting in a risk that the Company would have to fund significant amounts to satisfy settlements entered into by or judgments rendered against the Company with regard to asbestos-related matters allocable to those insolvent carriers. As a result of these trends and resulting increased asbestos-related liability exposure, the Company has decided to seek a global resolution of its asbestos-related liability. On January 13, 2003, the Company issued a press release announcing its goals in this regard.

The Company's Goals With Regard To Resolving Its Asbestos-Related Liability

         On January 13, 2003, the Company issued a press release announcing its strategy for resolving current and future asbestos claims liability. The strategy involves negotiating a global settlement with current asbestos plaintiffs. In furtherance of this strategy, the Company has begun preliminary settlement negotiations with attorneys representing the majority of plaintiffs with asbestos claims pending against the Company. Upon successful completion of these negotiations, the Company intends to solicit acceptances to a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code incorporating the global settlement. The Company intends to propose a plan under which its non-asbestos related claim creditors, including the Holders with regard to the Notes, would not be impaired.

         The Company expects that the plan of reorganization would provide for an assignment of or grant of a security interest in certain rights in and proceeds of the Company's applicable insurance to a trust that would fund both the settlement of pending asbestos claims as well as future asbestos claims, and that the plan would protect the Company from any current and future asbestos-related litigation. The Company's goal is that, under the plan, it would continue its operations and would pay its trade creditors and employees in full in the ordinary course of business. In addition, the Company's goal is to leave the Holders unimpaired under the plan with regard to the Notes.

         Compared to a conventional bankruptcy proceeding, a prepackaged bankruptcy can significantly reduce the time and cost of the Chapter 11 process, resulting in a more predictable outcome for all constituents. Much of the time consumed in a non-prepackaged bankruptcy proceeding is spent on negotiations among various classes of creditors competing over how their respective claims will be treated under a plan. By reaching an agreement in advance of filing with the plaintiffs that leaves other classes of creditors unimpaired, the Company expects that the post-filing process would result in a swifter and less costly reorganization than would be the case with a non-prepackaged bankruptcy.

         The Company believes that successfully resolving its asbestos-related liability would eliminate a financial and management effort drain and permit it to avoid the distractions associated with defending and managing its asbestos-related liability.

         There can be no assurance that the Company will be successful in realizing its goals in this regard or in obtaining the necessary consents or in implementing its desired plan terms, including leaving the Holders unimpaired with regard to the Notes. As a result, any settlement reached by the Company with its asbestos plaintiffs or plan of reorganization pursued by the Company or confirmed by a bankruptcy court could vary significantly from the description in this Consent Solicitation Statement. Moreover, the Company is under no obligation to pursue any resolution of its current and future asbestos claims liability, or to pursue, agree or consent to any plan of reorganization. No definitive agreements have been reached or entered into by the Company or its affiliates with any third party regarding any global settlement of the Company's asbestos liability. Any plan of reorganization pursued by the Company will be subject to numerous conditions, approvals and other requirements, including bankruptcy court approvals, and there can be no assurance that such conditions, approvals and other requirements will be satisfied or obtained.

Reasons For Pursuing Amendments To The Indenture

         The Company seeks the consent of the Holders to the Proposed Amendments in order to facilitate a settlement between the Company and the plaintiffs with asbestos claims pending against the Company with the goal of filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code. As previously discussed, the Company's goal is for all of its creditors (other than its asbestos-related creditors) to be unimpaired under the plan of reorganization, although the Company can make no assurances in that regard.

DESCRIPTION OF THE PROPOSED AMENDMENTS

         Set forth below is a brief description of the Proposed Amendments to the Indenture for which consents are being solicited hereby. The Company is unable to predict the effect, if any, that the Proposed Amendments would have on the market price of the Notes.

         The Proposed Amendments would amend the Indenture to expressly provide that the Company's pursuit of its goals relating to resolving its asbestos-related liability, including negotiating a global settlement with current asbestos plaintiffs, and soliciting consents of and filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code, would not be prohibited or restricted under the terms of the Indenture. The Proposed Amendments would accomplish this by adopting some new definitions, amending some existing definitions and amending some covenants that would expressly permit the Company to pursue its goals with regard to resolving its asbestos-related liability. The discussion below represents a brief description. You are advised to read the full and complete terms of the Form of First Supplemental Indenture attached hereto as Annex A, and incorporated herein by reference, which contains the actual terms of the Proposed Amendments.

Proposed Adoption of New Definitions

         The Proposed Amendments contain the following new definitions:
"Asbestos Insurance Policies," Asbestos Proceedings," "Asbestos Settlements," "Bankruptcy Code," "Chapter 11 Case," "Plan Trust," "Prepetition Trust," "Prepetition Trust Assets" and "Proposed Transaction." These proposed new definitions are proposed to be inserted in certain covenants under the Indenture, or to have the effect of amending certain provisions of the covenants under the Indenture, so as to expressly permit the Company to pursue its goals with regard to resolving its asbestos-related liability. Each of these proposed new definitions is described below.

         Asbestos Insurance Policies

         This term would be defined to include the insurance policies under which the Company or any of its affiliates is a named insured and which provide coverage for asbestos-related matters.

         Asbestos Proceedings

         This term would be defined to include all actions, suits, investigations, litigation, proceedings or claims pending or threatened by any person against the Company or any of its affiliates for asbestos-related matters.

         Asbestos Settlements

         This term would be defined to include all agreements, arrangements and understandings currently in effect, proposed, made or agreed to in respect of the Company or any of its affiliates for the purpose of resolving, restructuring, determining, settling, paying, funding, discharging, indemnifying for, or compromising, present or future liabilities or claims arising from or constituting Asbestos Proceedings, including without limitation any settlement agreements, settlement trusts and plans of reorganization under Chapter 11 of the Bankruptcy Code for the Company or its affiliates.

         Bankruptcy Code

         This term would be defined to mean the United States Bankruptcy Code of 1978, as amended.

         Chapter 11 Case

         This term would be defined to mean a case commenced by the Company and/or any of its affiliates under Chapter 11 of the Bankruptcy Code.

         Plan Trust

         This term would be defined to mean a trust established by the Company and/or any of its affiliates pursuant to sections 105(a) or 524(g) of the Bankruptcy Code upon consummation of a confirmed plan of reorganization in the Chapter 11 Case to assume present and future liabilities of the Company and its affiliates arising from or relating to Asbestos Proceedings, including without limitation, all obligations owed by the Prepetition Trust(s).

         Prepetition Trust

         This term would be defined to include any trust established by the Company and/or any of its affiliates to assume certain liabilities of the Company and its affiliates pursuant to, arising from, in connection with, related to or in contemplation of Asbestos Proceedings. This term would further provide that the trust would be funded solely by an assignment of or grant of a security interest in the Prepetition Trust Assets by the Company and/or any of its affiliates and that the Prepetition Trust Assets would be distributed or payable solely as follows: (i) for payment of the expenses and costs of administration of any Prepetition Trust, (ii) to holders of claims arising from or relating to Asbestos Proceedings, their counsel or other representatives, (iii) to the Plan Trust, or (iv) if the Plan Trust were not established, the Prepetition Trust Assets would revert and be paid to the respective grantor of the assignment of or security interest in those Prepetition Trust Assets.

         Prepetition Trust Assets

         This term would be defined to mean certain rights in and proceeds of Asbestos Insurance Policies of the Company and/or any of its affiliates.

         Proposed Transaction

         This term would be defined to include any of the following actions, agreements, arrangements and understandings intended to achieve Asbestos Settlements pursuant to, arising from, in connection with, related to or in contemplation of a Chapter 11 Case:

                  (i) the establishment and funding of any Prepetition Trust,

                  (ii) the establishment by the Company and/or any of its affiliates of the Plan Trust, and

                  (iii) the funding of the Plan Trust with

                           (a) the Prepetition Trust Assets,

                           (b) an assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the Company and/or any of its affiliates,

                           (c) an assignment or transfer (whether as an outright assignment or transfer or only upon the occurrence of a specified event) or pledge of common stock of the Company constituting a majority of the common stock of the Company, and/or

                           (d) a promissory note to be issued (whether as sole or joint obligor thereunder) by the Company and/or any affiliate of the Company or guaranteed by the Company pursuant to which (x) any payments to be paid or payable by the Company (whether in the form of principal, interest or otherwise) under or with regard to the note will not exceed $1 million in the aggregate and (y) the right of payment will be subordinated to the Notes.

Proposed Amendments to Existing Definitions

         The Proposed Amendments would amend the following definitions: "Asset Sale," "Change of Control," "Event of Default," "Permitted Investments" and "Permitted Lien." These proposed amendments to those existing definitions would have the effect of amending certain provisions currently existing in covenants under the Indenture to expressly permit the Company to pursue its goals with regard to resolving its asbestos-related liability. Each of these proposed amendments to those existing definitions is described below.

         Asset Sale

         This defined term would be amended to expressly provide that any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the Company and/or any affiliate of the Company pursuant to a Proposed Transaction would not constitute an "Asset Sale" under the Indenture and, hence, would not be subject to the Limitation on Sale of Assets covenant under the Indenture.

         Change of Control

         Under the Indenture, a "Change of Control" will be deemed to occur if, among other actions, a person becomes the beneficial owner (as determined, subject to certain exceptions, under Rule 13d-3 and Rule 13d-5 of the Securities Exchange Act of 1934, as amended) of more than 50% of the combined voting power of the Company's outstanding common stock or otherwise has the ability, directly or indirectly, to elect a majority of the members of the Company's Board of Directors. The defined term "Change of Control" would be amended to provide that any assignment, transfer or pledge of securities of the Company pursuant to, in connection with or as a result of a Proposed Transaction would not constitute or give rise to a "Change of Control."

         Event of Default

         This defined term would be amended to provide that any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies pursuant to a Proposed Transaction would not constitute or give rise to an Event of Default under the provision of that definition that provides that the commencement of a voluntary bankruptcy case, the consent to an order for relief in an involuntary bankruptcy case, the consent to the appointment or taking by possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company or its material subsidiaries or for a substantial part of the property of the Company or any of its material subsidiaries, or any general assignment by the Company or any of its material subsidiaries for the benefit of creditors would constitute or give rise to an Event of Default.

         Permitted Investments

         This defined term would be amended to provide that each of the following would constitute a Permitted Investment: (1) any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the Company and/or any affiliate of the Company pursuant to a Proposed Transaction and (2) any issuance to the Plan Trust of any promissory note by the Company (whether as sole or joint obligor thereunder) or guarantee by the Company of any promissory note issued pursuant to a Proposed Transaction. This amendment would have the effect of excluding any such assignment, security grant, issuance or guarantee from covenants restricting the ability of the Company to make "Investments" or "Restricted Payments" (as defined under the Indenture).

         Permitted Lien

         This defined term would be amended to expressly provide that any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies by the Company and/or any affiliate of the Company pursuant to a Proposed Transaction would constitute a Permitted Lien. This amendment would have the effect of excluding any such assignment or security grant from the Limitation on Liens covenant under the Indenture.

Proposed Amendments to Certain Other Covenants Under the Indenture

         The Proposed Amendments would further amend certain other covenants under the Indenture, including each of the following covenants:

         Limitation on Indebtedness

         The Proposed Amendments would expressly provide that "Indebtedness" (as defined under the Indenture) incurred as a result of a Proposed Transaction would not be subject to the Limitation on Indebtedness covenant.

         Limitation on Transactions with Affiliates

         The Proposed Amendments would expressly provide that restrictions contained under the Limitation on Transactions with Affiliates covenant would not apply to a Proposed Transaction.

         Maintenance of Properties, Etc.

         The Proposed Amendments would expressly provide that restrictions and obligations contained under the Maintenance of Properties, Etc. covenant would not apply to any assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies pursuant to a Proposed Transaction, and that any such assignment or grant would not violate those restrictions and obligations.

         When Issuer May Merge, Etc.

         The Proposed Amendments would expressly provide that restrictions and obligations contained under the When Issuer May Merge, Etc. covenant would not apply to the assignment of or grant of a security interest in certain rights in and proceeds of Asbestos Insurance Policies in connection with a Proposed Transaction, and that any such assignment or grant of a security interest would not violate those restrictions and obligations.

Interpretation of Indenture

         The First Supplemental Indenture would expressly confirm that the assignment of certain rights in and proceeds of insurance policies in which the Company or any of its affiliates is a named insured by the Company or any of its affiliates in satisfaction or settlement of any claims made or judgments rendered against them is within their ordinary course of business and would not violate the terms of the Indenture.

Indenture and First Supplemental Indenture

         Holders are referred to the Indenture and the Form of First Supplemental Indenture for the full and complete terms of the Proposed Amendments. The Form of First Supplemental Indenture is attached hereto as Annex A and incorporated herein by reference. Solely for the convenience of the reader, a comparison of the provisions of the Indenture affected by the Proposed Amendments is included herein as Annex B. The Indenture has been previously filed with the Securities and Exchange Commission and is incorporated herein by reference. Copies of the Indenture are available from the Trustee upon request.

                           THE CONSENT SOLICITATION

General

         The consents will become irrevocable after the Trustee has received valid and properly executed and completed (and not validly revoked) Consent Forms of Holders representing a majority in aggregate principal amount of the outstanding Notes consenting to the Proposed Amendments on or prior to the Expiration Date. The Proposed Amendments will become effective (1) after the Trustee has received the Requisite Consents and (2) upon execution of the First Supplemental Indenture by the Company and the Trustee. The Company intends to execute the First Supplemental Indenture immediately upon receipt of the Requisite Consents, which may be on or before the Expiration Date.

         The Company has received indications from Holders representing a majority in aggregate principal amount of the Notes currently outstanding that they intend to consent to the Proposed Amendments.

         If the Proposed Amendments become effective, they will be binding on all Holders, whether or not such Holders have delivered a Consent Form or whether or not such Holders have delivered a Consent Form indicating that they do not consent to the Proposed Amendments. If the Consent Solicitation is terminated for any reason before the Expiration Date or the other conditions to the Consent Solicitation are not satisfied, any consents delivered (and not validly revoked) will be void.

         Failure to deliver a Consent Form will have the same effect as if a Holder had chosen not to give its consent to the Proposed Amendments.

         Consents may be revoked in accordance with the procedure set forth herein and in the Consent Form at any time, but shall be irrevocable upon the Trustee receiving the Required Consents. No consent will be valid or effective after 90 days following the Record Date (unless the Proposed Amendments have become effective within that 90-day period).

         The Company is under no obligation to execute and deliver the First Supplemental Indenture or to proceed with or to pursue any resolution of its current and future asbestos claims liability, including negotiating a global settlement with current asbestos plaintiffs, or soliciting acceptances of or filing a prepackaged plan of reorganization under Chapter 11 of the Bankruptcy Code, and it may determine not to do so in its sole discretion.

Record Date

         The Record Date for the determination of Holders entitled to give consents pursuant to the Consent Solicitation is March 13, 2003. The Company reserves the right to establish from time to time by press release or written notice any new date as such Record Date, and thereupon any such new date will be the Record Date for purposes of the Consent Solicitation.

Requisite Consents and Effectiveness of Proposed Amendments

         In order for the Proposed Amendments to be approved, Holders of Notes must deliver to the Trustee (and not validly revoke) on or prior to the Expiration Date valid, completed and executed consents representing a majority in aggregate principal amount of the Notes outstanding. For purposes of the foregoing calculation, Notes held by the Company or any of their respective affiliates will not be counted as outstanding. As of the date of this Consent Solicitation Statement, none of the outstanding Notes were held by the Company or any of their respective affiliates.

         The failure of a Holder to deliver a consent (including any failures resulting from broker non-votes) will have the same effect as if such Holder had not consented to the Proposed Amendments.

         The Company intends to execute the First Supplemental Indenture immediately upon receipt by the Trustee of the Requisite Consents, which may be before the Expiration Date.

Expiration Date; Extensions; Amendment

         The term "Expiration Date" with respect to the Consent Solicitation means 3 p.m., New York City time, on Thursday, March 27, 2003, unless the Company, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term "Expiration Date" means the latest date and time to which the Consent Solicitation is so extended. An extension of the Expiration Date shall be effective if the Company gives oral or written notice thereof to the Trustee no later than 10:00 a.m. (and, if such notice is given orally, followed by written notice to the Trustee (given by facsimile or otherwise) no later than 2:00 p.m.) New York City time, on the first business day following any previously scheduled Expiration Date. The Company may extend the Consent Solicitation from time-to-time for a specified period or on a daily basis, as it may determine in its sole discretion.

         If the Consent Solicitation is amended or modified in any manner determined by the Company to be materially adverse to the Holders, the Company will promptly disclose such amendment in a written notice to Holders and extend the Consent Solicitation for a period deemed by the Company to be adequate to permit Holders to determine whether to deliver consents to the amended Consent Solicitation.

         Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, the Company reserves the right, in its sole discretion, subject to applicable law and the terms of the Indenture, at any time prior to the Expiration Date to (1) terminate the Consent Solicitation for any reason, (2) extend the Expiration Date or (3) amend the terms of the Consent Solicitation.

How To Consent

         All Consent Forms of Holders that are valid and properly executed and delivered to the Trustee prior to the Expiration Date and not timely and properly revoked will be given effect in accordance with the specifications therein.

         Holders who desire to consent to the Proposed Amendments should so indicate by marking the appropriate box in, and signing and dating, the accompanying Consent Form included herewith. If none of the boxes in the Consent Form is checked, but the Consent Form is otherwise completed and signed, the Holder will be deemed to have consented to the Proposed Amendments.

         Any beneficial owner of Notes who is not a Registered Holder of such Notes (for example, beneficial owners whose Notes are held in the name of a broker, dealer, commercial bank, trust company or other nominee institution) wishing to consent to the Proposed Amendments must either:

         (1) arrange with the person who is the Holder or such Holder's assignee or nominee to execute and deliver a Consent Form on behalf of such beneficial owner;

         (2) obtain a legal proxy from the Holder or such Holder's assignee or nominee, properly execute that proxy and attach the proxy to a completed Consent Form, and deliver the Consent Form with the executed proxy to the Trustee at the address set forth on the last page of this Consent Solicitation Statement; or

         (3) obtain a prevalidated Consent Form from the Holder or such Holder's assignee or nominee, properly execute that Consent Form and deliver the Consent Form to the Trustee at the address set forth on the last page of this Consent Solicitation Statement.

         A Holder must complete, sign and date the Consent Form (or a copy thereof) for such Holder's Notes and deliver such Consent Form to the Trustee by mail, first-class postage prepaid, hand delivery, overnight courier or facsimile transmission (with an original to be delivered subsequently) at the address or facsimile number of the Trustee set forth on the last page hereof. Delivery of Consent Forms should be made sufficiently in advance of the Expiration Date to assure that the Consent Forms are received prior to the Expiration Date

(and, in the case of the facsimile transmission, the original Consent Forms are received by the Company prior to 5:00 p.m., New York City time, on the third business day following the Expiration Date).

         The Consent Forms of Registered Holders should be executed in the same manner as the name(s) appear(s) on the Notes. An authorized DTC Participant should execute the Consent Form exactly as its name appears on DTC's position listing. If Notes are held of record by two or more joint Holders, all of the joint Holders should sign the Consent Form. If a signature is by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other Registered Holder acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to the Company of such person's authority to so act. If the Notes are registered in different names, separate Consent Forms must be executed covering each form of registration. If a Consent Form is executed by a person other than the Registered Holder, then such person must have been authorized by proxy or in some other manner acceptable to the Company to validly vote the applicable Notes on behalf of the Registered Holder.

         For purposes of the Consent Solicitation, DTC, as nominee holder of Notes, will execute an omnibus proxy to authorize DTC Participants set forth in the position listing of DTC as of the Record Date to execute Consent Forms as if they were the Holders of the Notes held of record in the name of DTC or the name of its nominee.

         If a Consent Form relates to a principal amount of the Notes which is less than the principal amount of Notes held of record as of the Record Date by the Holder providing such consent, the Holder must indicate on the Consent Form the aggregate dollar amount (in integral multiples of $1,000) of the Notes to which the consent relates. If the Holder fails to so indicate, the consent will be deemed to relate to the full principal amount of the Notes held by such Holder.

         Under no circumstances should any person tender or deliver certificates evidencing Notes.

         The Company reserves the right to receive Consent Forms by any other reasonable means or in any form that reasonably evidences the giving of consent.

         Subject to any terms in the Indenture to the contrary, all questions as to the validity, form, eligibility (including time of receipt) and acceptance of consents and revocations of consents will be resolved by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all consents and revocations that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. Subject to any terms in the Indenture to the contrary, the Company also reserves the right to waive any defects, irregularities or conditions of the Consent Solicitation. Subject to any terms in the Indenture to the contrary, the interpretation of the terms and conditions of the Consent Solicitation (including the Consent Form and the instructions thereto) by the Company shall be final and binding on all parties. Unless validly waived, all defects or irregularities in connection with deliveries must be cured within such time as the Company determines. Neither the Company, the Trustee, the Consent Agent nor any other person shall have any duty to give notification of any such defects, irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Forms or notices of revocation will not be deemed to have been made until such irregularities have been cured or validly waived.

Revocation of Consents

         All properly completed and executed Consent Forms of Holders that are received by the Trustee prior to the Expiration Date will be counted, notwithstanding any transfer of the Note(s) to which such Consent Forms relate, except for any Consent Forms for which the Trustee receives from the Holder who provided such Consent Form a valid written notice of revocation or a changed Consent Form bearing a date later than the date of the prior Consent Form at any time prior to the time that the Trustee receives the Requisite Consents.

         A consent to the Proposed Amendments by a Holder of a Note shall continue to bind the Holder (and every subsequent holder of that Note or portion of that Note that evidences the same debt as the consenting

Holder's Note), even if notation of the consent is not made on any Note. However, a Holder may revoke the consent to the Proposed Amendments if the Trustee receives a valid written notice of such revocation at any time prior to the Trustee receiving the Requisite Consents. Only a Holder may consent or revoke any consent previously granted by such Holder. Any person or entity that becomes a holder of the Notes after the Record Date will not have the authority to grant a consent to the Proposed Amendments or to revoke any consent previously granted by a Holder relating to the Notes held by the subsequent holder.

         Receipt of the Requisite Consents by the Trustee will not obligate the Company to execute the First Supplemental Indenture. No notice will be given of the time that Holder consents become irrevocable.

         To be effective, a notice of revocation must (1) be in writing, (2) be in the form of a written revocation or a new Consent Form, (3) indicate the aggregate principal amount represented by, the Notes to which it relates and
(4) (a) be signed in the same manner as the original Consent Form or (b) be accompanied by a proxy or other authorization (in form satisfactory to the Company). Revocation of consents must be sent to the Trustee at its address set forth on the last page of this Consent Solicitation Statement. Delivery of a revocation to any other address shall not constitute a valid delivery of such revocation. Revocations of Consent Forms will be effective only upon receipt by the Trustee. Subject to any terms in the Indenture to the contrary, a revocation that is not received by the Trustee in a timely fashion and accepted by the Company as a valid revocation will not be effective to revoke a consent previously given.

         The Company reserves the right to contest the validity of any revocation, and, subject to any terms in the Indenture to the contrary, all questions as to validity (including time of receipt) of any revocation will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any or all revocations that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. Unless waived, all defects or irregularities in connection with revocations must be cured within such time as the Company determines. Neither the Company, the Trustee, the Consent Agent nor any other person will be under any duty to give notification of any defects or irregularities with respect to any revocation, nor shall any of them incur any liability for failure to give such notification. Deliveries of notices of revocation will not be deemed to have been made until such irregularities have been cured or waived.

Fees and Expenses

         The Company has retained The Altman Group, Inc. to act as consent agent (the "Consent Agent") in connection with the Consent Solicitation. The Company will bear the costs of the Consent Solicitation. The Company has agreed to pay the Consent Agent customary fees for its services in connection with the Consent Solicitation and to reimburse the Consent Agent for its out-of-pocket expenses.

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                CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

         A summary description of certain material United States federal income tax consequences of the adoption of the Proposed Amendments is provided below. This description is for informational purposes only and, due to a lack of definitive judicial or administrative authority or interpretation, substantial uncertainties exist with respect to various tax consequences of the adoption of the Proposed Amendments as discussed herein. Only the principal United States federal income tax consequences of the adoption of the Proposed Amendments to the Company and to the Holders are described below. No opinion of counsel has been or will be sought or obtained with respect to any tax consequences of the adoption of the Proposed Amendments. No rulings or determinations of the Internal Revenue Service (the "IRS") or any other tax authorities have been or will be sought or obtained with respect to any tax consequences of the adoption of the Proposed Amendments, and the discussion below is not binding upon the IRS or such other authorities. No representations are being made regarding the particular tax consequences of the adoption of the Proposed Amendments to any Holder. No assurance can be given that the IRS or other authority would not assert, or that a court would not sustain, a different position from any discussed herein.

         This summary is based upon existing United States federal income tax law, which is subject to change, possibly with retroactive effect. This summary does not address all aspects of United States federal income taxation that may be important to particular Holders in light of their individual investment circumstances or to certain types of Holders subject to special tax rules (e.g., financial institutions, insurance companies, broker-dealers, tax-exempt organizations and foreign persons) or to persons that hold the Notes as part of a straddle, hedge, conversion, synthetic security or constructive sale transaction for United States federal income tax purposes or that have a functional currency other than the United States dollar, all of whom may be subject to tax rules that differ significantly from those summarized below. In addition, this summary does not discuss any foreign, state or local tax considerations. This summary assumes that the Holders have held and will hold their Notes as "capital assets" (generally, property held for investment) within the meaning of the United States Internal Revenue Code. Each Holder is urged to consult his, her or its tax advisor regarding the United States federal, state, local and foreign income and other tax consequences of the adoption of the Proposed Amendments.

Consequences to the Company

         Generally, the modification of a debt instrument will be treated, for United States federal income tax purposes, as a deemed exchange of an old debt instrument for a new debt instrument if such modification is "significant" as determined under applicable United States federal income tax principles. Although there is no authority directly on point, the Company believes that the adoption of the Proposed Amendments should not result in a deemed exchange of the Notes for "new" Notes for United States federal income tax purposes, and that accordingly, the adoption of the Proposed Amendments should have no tax consequences to the Company. There can be no assurance, however, that the IRS will not successfully challenge this position. If the adoption of the Proposed Amendments were to cause a deemed exchange, for United States federal income tax purposes, of the Notes for "new" Notes, the Company would be treated as having satisfied its obligations under the Notes with the "new" Notes. In this event, the Company could realize income from the cancellation of indebtedness ("COI") that would be included in its gross income. The amount of such COI generally would equal the difference between the principal amount of the Notes and the fair market value of the deemed "new" Notes. For this purpose, the fair market value of the deemed "new" Notes generally would equal their fair market value (generally, their trading price), if the Notes or such deemed "new" Notes trade on an "established securities market." An "established securities market" includes a system of general circulation that provides a reasonable basis to determine fair market value by disseminating either recent price quotations of one or more identified brokers, dealers, or traders or actual prices of recent sales transactions. It is believed that the Notes trade on an established securities market as so defined and that the deemed "new" Notes, if any, also would so trade.

Consequences to Holders

         As discussed above, the Company believes that the adoption of the Proposed Amendments should not cause a deemed exchange of the Notes for "new" Notes for United States federal income tax purposes. Accordingly, there should be no United States federal income tax consequences to a Holder and such Holder should have the same

                                     22

adjusted tax basis and holding period in the Notes as it had immediately before the adoption of the Proposed Amendments.

         In the event that the adoption of the Proposed Amendments were to cause a deemed exchange for United States federal income tax purposes, then such exchange would qualify as a recapitalization for United States federal income tax purposes if the "new" Notes were properly characterized as "securities" for United States federal income tax purposes. Although the matter is not free from doubt, the Company believes that the "new" Notes should be treated as securities for United States federal income tax purposes. In this event, a Holder would not recognize gain or loss as a result of such deemed exchange and would have the same adjusted tax basis and holding period in the "new" Notes as it had in the Notes immediately before the adoption of the Proposed Amendments. In the case of a Holder who purchased Notes at a discount to their original issue price and has not elected to include market discount in income on a current basis, the "new" Notes would include any accrued market discount on the Notes deemed surrendered in the exchange. If the "new" Notes were not treated as "securities" for United States federal income tax purposes, a Holder would recognize capital gain or loss on the deemed exchange in an amount equal to the difference between such Holder's adjusted tax basis in the Notes and the fair market value, determined as described above, of the "new" Notes, provided that any such gain attributable to accrued but unrecognized market discount should be subject to tax as ordinary income.

         Regardless of whether the "new" Notes were properly characterized as "securities" for United States federal income tax purposes, if the adoption of the Proposed Amendments were to result in a deemed exchange of the Notes for "new" Notes and the "new" Notes had a fair market value that was less than their principal amount, then the "new" Notes generally would have original issue discount for United States federal income tax purposes. Such original issue discount generally would be includible in the income of a Holder (whether or not such Holder is an accrual basis taxpayer) on a constant yield-to-maturity basis over the remaining life of the "new" Notes.

                                MISCELLANEOUS

         The Consent Solicitation is not being made to, and Consent Forms will not be accepted from or on behalf of, any Holder in any jurisdiction in which the making of the Consent Solicitation to such Holder or the acceptance thereof from such Holder would not be in compliance with the laws of such jurisdiction. However, the Company may in its discretion take such action as it may deem necessary so that the Consent Solicitation would be in compliance with the laws of any such jurisdiction and to then make the Consent Solicitation to Holders in such jurisdiction.

                            AVAILABLE INFORMATION

         The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files reports and other information with the Securities and Exchange Commission (the "Commission"). Such reports and other information filed by the Company may be inspected at the public reference facilities maintained by the Commission at 450 Fifth Street, NW, Washington, D.C. 20549. The public may obtain information on the operation of the public reference facilities by calling the Commission at 1-800-SEC-0330. In addition, the Commission maintains an Internet site that contains reports and other information regarding issuers that file electronically with the Commission. The address of the Commission's site is http://www.sec.gov.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The following documents have been (or, as applicable, may be) filed with the Commission by the Company and are hereby incorporated by reference in this Consent Solicitation Statement:

         1. The Company's Annual Report on Form 10-K for the year ended December 31, 2001.

         2. The Company's Quarterly Reports on Form 10-Q (including any filed amendments relating thereto) for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002.

         3. The Company's Proxy Statement on Schedule 14A, filed with the Commission on March 28, 2002,

                                     23

               as amended by the Company's Proxy Statement on Schedule 14A, filed with the Commission on May 7, 2002.

         4. The Company's Current Report on Form 8-K filed with the Commission on January 14, 2003.

         5. Such other reports filed with the Commission by the Company pursuant to Sections 13(a), 14 or 15(d) of the Exchange Act after the date hereof and through the earlier of (a) the Expiration Date and (b) the time the Proposed Amendments become effective (including Current Reports on Form 8-K furnished pursuant to Item 9 thereof by the Company with the Commission if the Company specifically states therein that the information filed is to be considered "filed" under the Exchange Act or incorporates it by reference into a filing under the Exchange
               Act).

         Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Consent Solicitation Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Consent Solicitation Statement. Subject to the foregoing, all information appearing in this Consent Solicitation Statement is qualified in its entirety by the information appearing in the documents incorporated herein by reference.

         Copies of all documents that are incorporated herein by reference (not including in the exhibits to such information, unless such exhibits are specifically incorporated by reference in such information) will be provided without charge to each person, including any beneficial owners, to whom this Consent Solicitation Statement is delivered, upon request. Copies of this Consent Solicitation Statement, as amended or supplemented from time to time and any other documents (or parts of documents) that constitute part of this Consent Solicitation Statement will also be provided without charge to each such person, upon request. Requests should be directed to the Trustee, at the address and telephone number set forth on the last page hereof.

         Holders who wish to consent should deliver, by mail, first-class postage prepaid, hand delivery, overnight courier or facsimile transmission, their properly completed, executed and dated Consent Forms to the Trustee in accordance with the instructions set forth herein and therein. All facsimile transmissions should be followed by delivery of originally executed Consents Forms. The method of delivery of all documents, including Consent Forms, is at the election and risk of the Holder. The address of the Trustee is as follows:

    By Mail (first-class postage prepaid) or By Hand or Overnight Delivery:

                              Wachovia Bank, N.A.
                          c/o Greenberg Traurig, LLP
                           2700 Two Commerce Square
                            Philadelphia, PA 19103
                          Attention: Rick L. Frimmer

                          By Facsimile Transmissions:

                                (215) 717-5240
                          Attention: Rick L. Frimmer
                 (Originally executed consents should follow)
                             Confirm by Telephone:
                                (215) 988-7813

         If you have any questions or need assistance in completing or delivering a Consent Form, please call the Consent Agent at:

                                     24

                            The Altman Group, Inc.
                              60 East 42nd Street
                           New York, New York 10165
                            Attention: Herb Slatin
                           Telephone: (212) 681-9600

         The Company has not authorized any person to give any information or make any representation in connection with this Consent Solicitation other than as set forth herein, and if given or made, such information or representations must not be relied upon as having been authorized by the Company. The delivery of this Consent Solicitation Statement shall not under any circumstances create any implication that the information herein is correct after the date hereof.

Any questions or requests for assistance or additional copies of this Consent Solicitation Statement or the Consent Form may be directed to the Trustee at its telephone number and location set forth above. For assistance in completing the forms, you may also contact the Trustee at the telephone number and location set forth above.


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